Roundhill Daily Inverse Magnificent Seven ETF
Schedule of Investments
September 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 201.2%
Money Market Funds - 6.4%	Shares
First American Government Obligations Fund - Class X, 4.82% (a)	63,969	$63,969

U.S. Treasury Bills - 194.8%	Par
5.19%, 10/01/2024 (b)	1,003,000	1,003,000
4.77%, 10/31/2024 (c)	952,000	948,314
		1,951,314
TOTAL SHORT-TERM INVESTMENTS (Cost $2,015,283)		2,015,283

TOTAL INVESTMENTS - 201.2% (Cost $2,015,283)		2,015,283
Liabilities in Excess of Other Assets - (101.2)%		(1,013,840)
TOTAL NET ASSETS - 100.0%		$1,001,443

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(b)	The rate shown is the effective yield as of September 30, 2024.
(c)	Zero coupon bonds make no periodic interest payments.

Roundhill Daily Inverse Magnificent Seven ETF Schedule of Total Return Swap Contracts September 30, 2024 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
SOLACTIVE MAGNIFICENT SEVEN EQUAL WEIGHTED PR INDEX SWAP	Nomura Securities International, Inc.	Pay	OBFR + (0.18)% = %	Termination	03/27/2025	$(1,014,729)	$(65,515)
Total Unrealized Appreciation (Depreciation)							$(65,515)

There are no upfront payments or receipts associated with total return swaps in the Fund as of September 30, 2024.

OBFR - Overnight Bank Funding Rate

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill Daily Inverse Magnificent Seven ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	$63,969	$–	$–	$63,969
U.S. Treasury Bills	–	1,951,314	–	1,951,314
Total Investments	$63,969	$1,951,314	$–	$2,015,283

Liabilities:
Other Financial Instruments*:
Total Return Swaps	(65,515)	–	–	(65,515)
Total Other Financial Instruments	$(65,515)	$–	$–	$(65,515)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of September 30, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.